Exhibit 99.1

Birmingham Bloomfield Bancshares, Inc.
33583 Woodward Avenue
Birmingham, MI 48009
248-723-7200

February 21, 2012

For Immediate Release:	Contact:	Robert M. Farr
Chief Executive Officer
Birmingham Bloomfield Bancshares, Inc.
248-283-6430

Birmingham Bloomfield Bancshares, Inc.

Announces Unaudited Fourth Quarter and Full Year Results for 2011

BIRMINGHAM, MI - Birmingham Bloomfield Bancshares, Inc. (OTC Bulletin Board: BBBI.OB) (“the Company”), the holding company for Bank of Birmingham, today announced results for the fourth quarter and full year period ending December 31, 2011. The performance reflects the improved earnings capacity of the organization as a result of an increase in margin, addition of new revenue sources and expanded product options.

The Company reported net income of $2,965,000 or $1.64 per common share for the fourth quarter of 2011 compared to net income of $121,000 or $0.07 per common share for the same period of 2010. Net income for the twelve month period ended December 31, 2011 was $3,750,000 or $2.08 per common share compared to $238,000 or $0.13 per common share for the same period last year. The results were positively impacted by the reversal of the Company’s Deferred Tax Asset valuation reserve representing $2,885,000 or $1.60 per common share in the fourth quarter of 2011. Excluding the impact of the one-time tax adjustment, full year net income after preferred dividends was $865,000 or $0.48 per common share.

Results of Operation

Net interest income, the core revenue of the Company continues to improve as a result of earning asset growth, reductions in funding costs and a more favorable asset mix. Net interest income for the fourth quarter of 2011 was $1.350 million an increase of 10.1% from the same period of 2010 and a 5.4% increase from the third quarter of 2011. Net interest margin improved to 4.61% for the fourth quarter of 2011 compared to 4.46% for the same period in 2010. For the year to date period ended December 31, 2011, net interest income increased 16.6% to $5,142,000 from $4,412,000 in 2010. Net interest margin for the full year of 2011 was 4.51% compared to 4.22% in 2010, an increase of 6.8% .

Provision expense for the fourth quarter of 2011 was $75,000, an increase of $26,000 from the same period in 2010 and $30,000 less than the previous quarter. The Company provided $234,000 in provision expense during 2011, a reduction of $360,000 from 2010. The decrease is directly related to the quality of the portfolio and a reduction in charge off volume. As of December 31, 2011, the Company had no non-accrual loans and net charge offs totaled $108,000, compared to $296,000 in 2010.

Birmingham Bloomfield Bancshares, Inc. 33583 Woodward Avenue Birmingham, MI 48009 248-723-7200

Non-interest income continues to provide a significant contribution to the organization. Total non-interest income for the fourth quarter of 2011 was $309,000 an increase of $272,000 compared to the same period last year. Total non-interest income for the year to date period ending December 31, 2011 was $1,233,000 compared to $126,000 in 2010. The significant increase is attributable to new revenue from SBA loan sales and increased activity from the mortgage banking activity. The Company engaged in originating, selling and servicing the guaranteed portion of SBA 7(a) loans to investors during 2011 and recognized $702,000 in gain on sale and servicing income. Mortgage banking income represents the premium received on selling qualified residential loans in the secondary market. This generated $434,000 in revenue during 2011 compared to $12,000 in 2010. The increase was a result of higher volumes due to the low interest rate environment.

Total non-interest expense for the fourth quarter of 2011 was $1.484 million, an increase of $438,000 compared to the same period of the prior year. For the year ended December 31, 2011, total non-interest expense was $5,091,000 compared to $3,513,000 for 2010, an increase of $1,579,000. The increase was a result of additional costs associated with developing the residential mortgage operation, adding new personnel to accommodate future growth, expansion of the main office and increased business marketing efforts to improve franchise recognition.

Balance Sheet

Total assets as of December 31, 2011 were $124.397 million, a 12.7% increase from the prior year. The net growth in total assets was the result of an increase in loan and deposit balances. Total portfolio loans reached $106.298 million in 2011, an increase of $5.919 million from the prior year. The growth was primarily concentrated in commercial real estate and mortgage related loans. The new loan activity was achieved by focusing on organic opportunities in our core markets, increasing business development efforts and by expanding the product profile of the Company. The asset quality of the Company remains strong; nonperforming assets totaled $298,000 and the allowance for loan loss marginally increased to 1.48% of total portfolio loans. Total deposits were $107.678 million as of December 31, 2011 an increase of 10.7% from 2010. The growth was primarily in DDA and CD accounts and used to fund new loan activity. At December 31, 2011 the Company’s book value was $6.26 and the subsidiary bank continues to be classified as well capitalized based on regulatory guidelines.

Chief Executive Officer, Rob Farr issued the results and commented, “2011 was a very successful year for the Bank. We were able to generate meaningful asset growth, increase capital, improve margins, diversify earnings and maintain asset quality despite a difficult economic environment. This resulted in a pre-tax, pre-provision Return on Average Asset of 1.08%, earnings per share of $2.08 and a book value of $6.26. We are proud of what we accomplished and look forward to 2012.”

Birmingham Bloomfield Bancshares, Inc. 33583 Woodward Avenue Birmingham, MI 48009 248-723-7200

Birmingham Bloomfield Bancshares, Inc. is the holding company for Bank of Birmingham, a full-service community bank serving Oakland County. Bank of Birmingham is dedicated to providing financial services to small and medium sized businesses; their owners and employees; professionals; and individuals who work or reside in the Oakland County market area. Every Bank of Birmingham customer has a relationship manager who serves a single point of contact empowered to provide all the bank’s services.

Birmingham Bloomfield Bancshares, Inc. marketmakers include Howe Barnes Hoefer and Arnett (acquired by Raymond James), Chicago; Monroe Securities, Chicago; and Hudson Securities, Inc., Jersey City, New Jersey.

Forward-Looking Statements

This news release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in the forward-looking statements. Factors that might cause such a difference include: changes in interest rates and interest-rate relationships; changes in the national and local economy; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulations; changes in tax laws; changes in prices, levies, and assessments; our ability to successfully integrate acquisitions into our existing operations, and the availability of new acquisitions, joint ventures and alliance opportunities; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; and other factors included in the Company’s filings with the Securities and Exchange Commission, available free via EDGAR. The Company assumes no responsibility to update forward-looking statements.

(Unaudited Consolidated Financial Statements Follow)

Birmingham Bloomfield Bancshares, Inc.

Consolidated Balance Sheet (Unaudited)

	December 31, 2011	December 31, 2010
ASSETS
Cash and due from banks	$4,693,585	$5,300,368
Federal funds sold	—	65,936

Total cash and cash equivalents	4,693,585	5,366,304
Securities available-for-sale	4,594,761	3,200,002
Securities held-to-maturity	—	—
Federal Home Loan Bank Stock	169,900	160,200

Total securities	4,764,661	3,360,202

Loans held for Sale	2,484,829	322,500

Portfolio loans
Consumer loans	1,305,501	1,054,573
Mortgage loans	11,572,620	11,335,006
Commercial loans	93,419,805	87,989,100

Total loans	106,297,926	100,378,678
Less: Allowance for loan loss	1,574,350	1,448,096

Net loans	104,723,576	98,930,582
Premises and equipment, net	1,395,187	1,359,510
Accrued interest receivable and other assets	6,335,623	995,438

TOTAL ASSETS	$124,397,461	$110,334,536

LIABILITIES
Deposits
Noninterest-bearing	$19,662,283	$14,190,296
Interest-bearing	88,015,546	83,060,199

Total deposits	107,677,829	97,250,495
Short term borrowings	—	1,469,095
Accrued interest payable, taxes and other liabilities	755,090	629,421

Total liabilities	108,432,919	99,349,011

SHAREHOLDERS’ EQUITY
Senior preferred stock, series A	—	1,635,000
Discount on senior preferred stock A	—	(61,027)
Warrant preferred stock, series B	—	82,000
Premium on warrant preferred stock B	—	6,634
Senior preferred stock, series C	—	1,744,000
Discount on senior preferred stock C	—	—
Senior preferred stock, series D	4,621,000	—
Common Stock, no par value	17,066,618	17,034,330
Authorized – 4,500,000 shares, Issued and outstanding – 1,812,662 1,800,000 and 1,800,000 shares respectively
Accumulated other comprehensive income	95,168	112,908
Additional paid in capital	—	—
Additional paid in capital - share based payments	493,154	493,154
Accumulated deficit	(6,311,398)	(10,061,474)

Total shareholders’ equity	15,964,542	10,985,525

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$124,397,461	$110,334,536

Book value per share	$6.26	$4.21

Birmingham Bloomfield Bancshares, Inc.

Consolidated Statement of Income (Unaudited)

	For the three months ended		For the twelve months ended
	December 31,		December 31,
	2011	2010	2011	2010
Interest Income
Interest and fees on loans
Commercial loans	$1,447,603	$1,377,251	$5,681,704	$5,073,769
Installment loans	18,791	13,953	61,959	46,148
Mortgage loans	29,878	19,793	86,382	75,863
Home Equity loans	96,215	96,669	385,921	369,294
Late charges and fees	6,370	6,408	27,610	22,923

Total loan interest and fee income	1,598,857	1,514,074	6,243,576	5,587,997

Interest bearing deposits	5,059	7,886	20,350	29,169
Federal Funds Sold	—	32	13	1,331

Interest on investment securities
Taxable	24,237	31,842	99,023	133,112
Tax-exempt	1,808	—	2,216	—

Total investment income	26,045	31,842	101,239	133,112

Total interest income	1,629,961	1,553,834	6,365,178	5,751,609

Interest Expense
Interest on deposits	279,386	324,905	1,208,513	1,337,544
Interest on borrowed funds	196	2,415	14,705	2,415

Total interest expense	279,582	327,320	1,223,218	1,339,959

Net Interest Income	1,350,379	1,226,514	5,141,960	4,411,650
Provision for loan losses	75,000	48,801	234,000	593,750

Net Interest Income After Provision for Loan Losses	1,275,379	1,177,713	4,907,960	3,817,900

Non-interest Income
Service charge income	16,074	15,612	55,443	52,266
Mortgage banking activities	267,194	12,002	434,339	12,002
SBA loan sales	14,704	—	701,588	—
Other income	10,973	9,562	41,399	61,280

Total non-interest income	308,944	37,176	1,232,768	125,548

Non-interest Expense
Salaries and employee benefits	800,178	484,752	2,755,204	1,641,944
Occupancy expense	129,655	112,185	518,634	442,456
Equipment expense	47,364	37,023	180,674	140,693
Advertising	81,057	37,645	191,076	114,612
Data Processing	56,227	28,530	223,179	190,530
Professional fees	110,035	131,634	473,438	379,256
Loan origination expense	138,051	19,417	224,324	78,018
Regulatory Assessments	12,010	95,574	127,941	217,436
Other expense	109,301	99,268	396,804	307,811

Total non-interest expense	1,483,879	1,046,028	5,091,275	3,512,756

Net Income Before Income Taxes	100,444	168,861	1,049,453	430,692
Income tax expense	(2,884,715)	—	(2,884,715)	—

Net Income	2,985,159	168,861	3,934,168	430,692
Dividend and accretion on preferred stock	19,732	47,799	184,092	192,730

Net Income applicable to common shareholders	$2,965,427	$121,062	$3,750,076	$237,962

Income per share - basic	$1.64	$0.07	$2.08	$0.13

Birmingham Bloomfield Bancshares, Inc.

Financial Summary and Selected Ratios (Unaudited)

(Dollars in thousands except per share data)

	Year to Date
	December 31,		Change
	2011	2010	Amount	Percentage
INCOME STATEMENT
Interest Income	$6,365	$5,752	$614	10.7%
Interest Expense	1,223	1,340	(117)	-8.7%

Net Interest Income	5,142	4,412	730	16.6%
Provision for loan loss	234	594	(360)	-60.6%
Non-interest income	1,233	126	1,107	881.9%
Non-interest expense	5,091	3,513	1,579	44.9%

Net Income before Income Taxes	1,049	431	619	143.7%
Income tax expense	(2,885)	—	(2,885)	0.0%

Net Income	3,934	431	3,503	813.5%
Dividend and accretion on preferred stock	184	193	(9)	-4.5%

Net Income - common shareholders	$3,750	$238	$3,512	1475.9%

Income per share - basic & diluted	$2.08	$0.13	$1.95	1472.8%

BALANCE SHEET DATA
Total assets	124,397	110,335	14,063	12.7%
Average Assets	119,347	106,532	12,815	12.0%
Total loans	106,298	100,379	5,919	5.9%
Allowance for loan loss (ALLL)	1,574	1,448	126	8.7%
Total deposits	107,678	97,250	10,427	10.7%
Other borrowings	—	1,469	(1,469)	-100.0%
Shareholders’ equity	15,965	10,986	4,979	45.3%
Average Equity	12,196	10,823	1,373	12.7%

ASSET QUALITY
Other real estate owned (OREO)	298	—	298	0.0%
Net charge-offs	108	296	(188)	-63.5%
Non-accrual loans	—	298	(298)	-100.0%
(2) Non-performing assets (NPA)	298	298	(0)	-0.1%
Non-accrual loans / total loans	0.00%	0.30%	-0.30%	-100.0%
Allowance for loan loss / total loans	1.48%	1.44%	0.04%	2.7%

PERFORMANCE MEASUREMENTS
Net interest margin (tax equivalent)	4.51%	4.22%	0.29%	6.9%
(1) Return on average assets (annualized)	3.30%	0.40%	2.90%	716.3%
(3) Return on average assets (annualized)	1.08%	0.96%	0.12%	12.3%
(1) Return on average common equity (annualized)	47.59%	5.80%	41.79%	720.4%
(3) Return on average common equity (annualized)	15.52%	13.80%	1.72%	12.5%
Efficiency ratio	79.87%	77.42%	2.45%	3.2%
Tier 1 Leverage Ratio (Bank only)	9.94%	8.19%	1.75%	21.37%
Equity / Assets	12.83%	9.96%	2.88%	28.9%
Total loans / Total deposits	98.7%	103.2%	-4.50%	-4.4%
Book value per share	$6.26	$4.21	$2.05	48.6%
Income (loss) per share - basic & diluted	$2.08	$0.13	$1.95	1472.8%
Shares outstanding	1,812,662	1,800,000	12,662	0.7%
Average shares outstanding	1,803,608	1,800,000	3,608	0.2%

(1)	Amount is computed on net income before preferred dividends.
(2)	Non-performing assets includes non-accrual loans and other real estate owned.
(3)	Amount is computed on pre-tax, pre-provision earnings before preferred dividends

Birmingham Bloomfield Bancshares, Inc.

Financial Summary and Selected Ratios (Unaudited)

(Dollars in thousands except per share data)

	Quarter Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
INCOME STATEMENT
Interest Income	$1,630	$1,582	$1,565	$1,588	$1,554
Interest Expense	280	301	314	329	327

Net Interest Income	1,350	1,281	1,251	1,260	1,226
Provision for loan loss	75	105	15	39	49
Non-interest income	309	319	280	325	37
Non-interest expense	1,484	1,317	1,207	1,083	1,046

Net Income before Income Taxes	100	177	310	462	169
Income tax expense	(2,885)	—	—	—	—

Net Income	2,985	177	310	462	169
Dividend and accretion on preferred stock	20	68	48	48	48

Net Income applicable to common shareholders	$2,965	$109	$261	$414	$121

Income per share - basic & diluted	$1.64	$0.06	$0.15	$0.23	$0.07

BALANCE SHEET DATA
Total assets	124,397	124,743	118,604	116,521	110,335
Average Assets	123,317	121,526	117,002	115,435	111,366
Total loans	106,298	102,580	100,079	98,205	100,379
Allowance for loan loss (ALLL)	1,574	1,499	1,502	1,487	1,448
Total deposits	107,678	111,171	106,305	104,588	97,250
Other borrowings	—	—	—	—	1,469
Shareholders’ equity	15,965	13,056	11,696	11,403	10,986
Average Equity	13,584	12,520	11,481	11,167	10,942

ASSET QUALITY
Other real estate owned (OREO)	298	298	298	—	—
Net charge-offs	—	108	—	—	24
Non-accrual loans	—	—	—	298	298
(2) Non-performing assets (NPA)	298	298	298	298	298
Non-accrual loans / total loans	0.00%	0.00%	0.00%	0.30%	0.30%
Allowance for loan loss / total loans	1.48%	1.46%	1.50%	1.51%	1.44%

PERFORMANCE MEASUREMENTS
Net interest margin (tax equivalent)	4.61%	4.44%	4.51%	4.49%	4.46%
(1) Return on average assets (annualized)	9.60%	0.58%	1.06%	1.62%	0.60%
(3) Return on average assets (annualized)	0.56%	0.92%	1.11%	1.76%	0.78%
(1) Return on average common equity (annualized)	132.13%	8.50%	15.39%	24.17%	8.89%
(3) Return on average common equity (annualized)	7.77%	13.54%	16.13%	26.21%	11.45%
Efficiency ratio	89.43%	82.37%	78.80%	68.36%	82.78%
Tier 1 Leverage Ratio (Bank only)	9.94%	9.22%	8.54%	8.33%	8.15%
Equity / Assets	12.83%	10.47%	9.86%	9.79%	9.96%
Total loans / Total deposits	98.7%	92.3%	94.1%	93.9%	103.2%
Book value per share	$6.26	$4.65	$4.60	$4.44	$4.21
Income (loss) per share - basic & diluted	$1.64	$0.06	$0.15	$0.23	$0.07
Shares outstanding	1,812,662	1,812,662	1,800,000	1,800,000	1,800,000
Average shares outstanding	1,812,662	1,801,652	1,800,000	1,800,000	1,800,000

(1)	Amount is computed on net income before preferred dividends.
(2)	Non-performing assets includes non-accrual loans and other real estate owned.
(3)	Amount is computed on pre-tax, pre-provision earnings before preferred dividends